UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

May 11, 2010

Date of Report (Date of Earliest Event Reported)

PACWEST BANCORP

(Exact Name of Registrant as Specified in Charter)

DELAWARE	00-30747	33-0885320
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 West “A” Street

San Diego, California 92101

(Address of Principal Executive Offices)(Zip Code)

(619) 233-5588

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07  Submission of Matters to a Vote of Security Holders.

On May 11, 2010, PacWest Bancorp (“PacWest” or the “Company”) held its 2010 Annual Meeting of Stockholders (the “Annual Meeting”).  At the Annual Meeting, the stockholders voted upon (i) the election of twelve members of the Board of Directors to hold office until the next annual meeting of stockholders and until their successors are duly elected and qualified, (ii) a proposal to amend the Company’s Certificate of Incorporation to increase the number of shares of the Company’s common stock authorized for issuance from fifty million (50,000,000) to seventy-five million (75,000,000), (iii) the ratification of the appointment of KPMG LLP as the Company’s independent auditors for the 2010 fiscal year, and (iv) a proposal to approve the material terms of the Company’s 2007 Executive Incentive Plan.

The stockholders elected all twelve director nominees, approved the ratification of the appointment of KPMG LLP as the Company’s independent auditors for the 2010 fiscal year and approved the proposals to amend the Certificate of Incorporation and to approve the material terms of the Company’s 2007 Executive Incentive Plan.  The number of votes cast for or against and the number of abstentions and broker non-votes with respect to each matter voted upon, as applicable, are set forth below.

	For	Withhold	Broker Non-Votes
1. Election of Directors:
Mark N. Baker	28,590,600	399,135	3,647,403
Stephen M. Dunn	26,885,988	2,103,747	3,647,403
John M. Eggemeyer	28,159,579	830,156	3,647,403
Barry C. Fitzpatrick	26,511,015	2,478,720	3,647,403
George E. Langley	22,115,653	6,874,082	3,647,403
Susan E. Lester	28,590,268	399,467	3,647,403
Timothy B. Matz	26,886,652	2,103,083	3,647,403
Arnold W. Messer	26,885,471	2,104,264	3,647,403
Daniel B. Platt	28,590,300	399,435	3,647,403
John W. Rose	28,306,826	682,909	3,647,403
Robert A. Stine	26,647,587	2,342,148	3,647,403
Matthew P. Wagner	28,584,780	404,955	3,647,403

	For	Against	Abstain	Broker Non-Votes
2. Amendment to the Certificate of Incorporation to Increase the Authorized Number of Shares of Common Stock	31,619,239	642,150	375,749	0
3. Ratification of Appointment of Independent Auditors	32,108,861	190,370	337,907	0
4. Approval of the 2007 Executive Incentive Plan	26,786,671	2,021,664	181,400	3,647,403

A Certificate of Amendment to the Certificate of Incorporation reflecting the increase in the number of shares of the Company’s common stock authorized for issuance from fifty million (50,000,000) to seventy-five million (75,000,000) approved by stockholders will be filed with the Secretary of State of the State of Delaware, and become effective, on or about May 14, 2010.  A copy of the Certificate of Amendment to the Certificate of Incorporation is attached as Exhibit 3.1 to this Report on Form 8-K and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment to the Certificate of Incorporation of PacWest Bancorp, amended as of May 14, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACWEST BANCORP

Date: May 14, 2010	By:	/s/ Jared M. Wolff
		Name:	Jared M. Wolff
		Title:	Executive Vice President and General Counsel